UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2006

River Rock Entertainment Authority
(Exact name of registrant as specified in its charter)

Not Applicable
(State or other jurisdiction	333-115186	68-0490898
of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California	95441
(Address of principal executive offices)	(Zip Code)

(707) 857-2777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 13, 2006, the Board of Directors of The River Rock Entertainment Authority (the “Authority”)  reappointed Ms. Betty Arterberry as Chairperson of the Authority.  Ms. Arterberry has been Vice Chairperson of the Board of Directors of the Dry Creek Rancheria Band of Pomo Indians (the “Tribe”) since 2001 and prior to that was Secretary-Treasurer of the Board of Directors of the Tribe for three consecutive two-year terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2006

River Rock Entertainment Authority

By:	/s/ Shawn S. Smyth
Shawn S. Smyth Chief Executive Officer